EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                            Monthly Operating Report

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

================================================================================================================
                                                                                         Document    Explanation
REQUIRED DOCUMENTS                                                        Form No.       Attached      Attached
================================================================================================================
Schedule of Cash Receipts and Disbursements                           MOR - 1               X
----------------------------------------------------------------------------------------------------------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR - 1 (CON'T)
----------------------------------------------------------------------------------------------------------------
   Copies of Bank Statements                                                                X
----------------------------------------------------------------------------------------------------------------
   Cash disbursements journals
----------------------------------------------------------------------------------------------------------------
Statement of Operations                                               MOR - 2               X
----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                         MOR - 3               X
----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                          MOR - 4               X
----------------------------------------------------------------------------------------------------------------
   Copies of IRS Form 6123 or payment receipt
----------------------------------------------------------------------------------------------------------------
   Copies of tax returns filed during reporting period
----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                  MOR - 4               X
----------------------------------------------------------------------------------------------------------------
   Listing of aged accounts payable
----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                          MOR - 5               X
----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                  MOR - 5               X
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-------------------------------------                        -------------------
Signature of Debtor                                          Date


-------------------------------------                        -------------------
Signature of Joint Debtor                                    Date

/s/ Larry A. Ford                                                July 16, 2002
-------------------------------------                        -------------------
Signature of Authorized Individual*                          Date

 Larry A. Ford                                              Director
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


6/26/2002                                                               Form MOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                   Schedule of Cash Receipts and Disbursements

==========================================================================================================
                                                  Prior Months -       Current Month     Cumulative Filing
                                                    Cumulative             Actual          to Date Actual
==========================================================================================================
Cash - Beginning of Month (1)                     $    654,000.00     $  8,652,464.80     $    654,000.00
==========================================================================================================

==========================================================================================================
Receipts (2)
----------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                           $100,528,514.96     $  3,304,851.74     $103,833,366.70
----------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                           1,077,948.48                  --        1,077,948.48
----------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                         1,052,270.48           93,499.82        1,145,770.30
----------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                           1,913,361.55          110,326.02        2,023,687.57
----------------------------------------------------------------------------------------------------------
Greenwich Trade Cash Receipts                           90,000.00                  --           90,000.00
----------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                       60,000.00                  --           60,000.00
----------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                              4,806,177.67          705,102.22        5,511,279.89
----------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                   1,484,701.41          265,974.12        1,750,675.53
----------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                   16,701,720.05          177,508.00       16,879,228.05
----------------------------------------------------------------------------------------------------------
Net Proceeds from Sale of Assets                               --       30,123,180.56       30,123,180.56
----------------------------------------------------------------------------------------------------------
   Total Receipts                                 $127,714,694.60     $ 34,780,442.48     $162,495,137.08
==========================================================================================================

==========================================================================================================
Disbursements
----------------------------------------------------------------------------------------------------------
Payroll related                                   $ 31,257,065.03     $    899,474.00     $ 32,156,539.03
----------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                          19,233,757.77                  --       19,233,757.77
----------------------------------------------------------------------------------------------------------
Utilities                                            4,379,039.67          277,211.00        4,656,250.67
----------------------------------------------------------------------------------------------------------
Freight                                             11,021,304.45          310,279.00       11,331,583.45
----------------------------------------------------------------------------------------------------------
Equipment Leases/Rent                                4,178,222.93           49,867.00        4,228,089.93
----------------------------------------------------------------------------------------------------------
Mortgages                                              484,537.74                  --          484,537.74
----------------------------------------------------------------------------------------------------------
Insurance                                            3,126,954.16          862,528.73        3,989,482.89
----------------------------------------------------------------------------------------------------------
SG&A                                                 7,700,872.91          154,910.00        7,855,782.91
----------------------------------------------------------------------------------------------------------
Professional Fees                                    9,685,380.54        1,983,827.00       11,669,207.54
----------------------------------------------------------------------------------------------------------
Property Taxes and other Closing Costs                         --        8,827,843.28        8,827,843.28
----------------------------------------------------------------------------------------------------------
Net Payment to Senior Secured Bondholders                      --        9,603,316.00        9,603,316.00
----------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit       28,649,094.60        9,137,065.08       37,786,159.68
----------------------------------------------------------------------------------------------------------
   Total Disbursements                            $119,716,229.80     $ 32,106,321.09     $151,822,550.89
==========================================================================================================

==========================================================================================================
Net Cash Flow                                     $  7,998,464.80     $  2,674,121.39     $ 10,672,586.19
==========================================================================================================

==========================================================================================================
Cash - End of Month                               $  8,652,464.80     $ 11,326,586.19     $ 11,326,586.19
==========================================================================================================

==========================================================================================================
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
==========================================================================================================
Total Disbursements                                                                       $ 32,106,321.09
----------------------------------------------------------------------------------------------------------
   Less: Transfers to Debtor In Possession Accounts                                                    --
----------------------------------------------------------------------------------------------------------
   Plus: Estate Disbursements Made by Outside Sources                                                  --
==========================================================================================================
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                           $ 32,106,321.09
==========================================================================================================

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

(3) Cash receipts, disbursments and balances has been adjusted on a pro-forma basis to include all transactions in connection with the sales of PPA on May 31, 2002.


                                  Page 2 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                 Schedule of Cash Disbursements by Debtor Entity

==============================================================================================================================
                                                                      Prior Months -       Current Month     Cumulative Filing
                                                          Case #        Cumulative             Actual             To Date
==============================================================================================================================

==============================================================================================================================
Entity:
------------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                                      01-10370     $            --     $            --     $            --
------------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                                     01-10372       90,917,364.84       22,429,024.81      113,346,389.65
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                    01-10375        1,654,182.33                  --        1,654,182.33
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                      01-10377       16,174,648.65          299,262.00       16,473,910.65
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc              01-10380          491,936.00                  --          491,936.00
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC                   01-10382        3,059,118.30                  --        3,059,118.30
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.                 01-10386                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                  01-10389          395,899.00          112,036.00          507,935.00
------------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                   01-10390          259,442.00           18,158.00          277,600.00
------------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                           01-10391        1,671,472.00            8,566.00        1,680,038.00
------------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                                      01-10392           70,191.00                  --           70,191.00
------------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                                     01-10393                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                              01-10394          186,062.68                  --          186,062.68
------------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                                     01-10395                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                         01-10396                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                                     01-10398                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                                      01-10399                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                                  01-10402                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                                      01-10403                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                                     01-10405                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Grand LLC                                                01-10406          218,284.00                  --          218,284.00
------------------------------------------------------------------------------------------------------------------------------
Pulp of America                                          01-10407                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                             01-10408                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                                   01-10409                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                                01-10410                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.            01-10412                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                               01-10415                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                              01-10416        4,617,629.00        9,239,274.28       13,856,903.28
------------------------------------------------------------------------------------------------------------------------------

                                                                      --------------------------------------------------------
          Total Disbursements by Entity                               $119,716,229.80     $ 32,106,321.09     $151,822,550.89
                                                                      ========================================================


                                  Page 3 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 1
                                                                    (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                             Bank Reconciliation (1)

================================================================================
                                                          Bank Accounts
================================================================================
Balance Per Books                                 $--      $--      $--      $--
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                                       --       --       --       --
--------------------------------------------------------------------------------
Plus: Deposits In Transit                          --       --       --       --
--------------------------------------------------------------------------------
Less: Outstanding Checks                           --       --       --       --
--------------------------------------------------------------------------------
Other                                              --       --       --       --
--------------------------------------------------------------------------------
Adjusted Bank Balance                             $--      $--      $--      $--
================================================================================

Notes:

(1)   See attached copies of all DIP Bank Statements.

Other

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 4 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 1
                                                                    (continued)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                       Statement of Operations (in 000's)

NET SALES:
           Outside                                                     $  4,420
           Rental Income                                                     10
                                                                       --------
                                                                          4,430
                                                                       --------
COST OF SALES:
           Outside                                                       10,741
                                                                       --------

GROSS PROFIT/(LOSS)                                                      (6,311)

SG&A EXPENSES:
           Freight                                                          310
           Customs & Commissions                                            104
           Selling & Marketing                                               15
           Administrative                                                   870
                                                                       --------
                                                                          1,299
                                                                       --------

OPERATING PROFIT/(LOSS)                                                  (7,610)

Restructuring Charges                                                     1,735
Loss on Sale of Assets (2)                                               28,915
Interest Expense (1)                                                        723

                                                                       --------
NET PROFIT/(LOSS)                                                      $(38,983)
                                                                       ========

Notes:

(1)   Assumes no interest payments to Senior Secured Note Holders.

(2)   Represents the net loss on sale of PPA assets.


                                  Page 5 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                     Balance Sheet as of 5/31/02 (in 000's)

ASSETS
  Current Assets:
         Cash and cash equivalents                                    $     943
         Segregated Cash (1)                                             10,383
         Accounts Receivable, net of allowance                           13,393
         Inventories (2)
              Raw Materials                                                 855
              Supplies Inventory                                             --
              Work-in-process                                                --
              Finished goods                                              1,378
                                                                      ---------
                Total Inventories                                         2,233

         Prepaid expenses and other current assets                        1,951
                                                                      ---------
                Total Current Assets                                     28,903

  Property Plant & Equipment
              Machinery and Equipment                                   192,665
              Building and Building Improvements                         21,562
              Leasehold Improvements                                      4,647
              Land                                                        3,477
              Construction in Progress                                   18,308
                                                                      ---------
                Total Property, Plant and Equipment                     240,659
              Less: Accumulated Depreciation                            (62,155)
                                                                      ---------
                Property, Plant & Equipment, net                        178,504

  Due from Related Parties, net
         Affiliated Entities                                             31,693
                Inventory / Mexico                                        5,774
         Beneficial Stockholders                                          1,166
              Reserve for Due from Related Parties                      (38,633)
                                                                      ---------
  Due from Related Parties, net (3)                                          --

  Deferred Costs, net
         Total Deferred Costs                                            12,402
         Less: Accumulated Amortization                                  (5,872)
                                                                      ---------
                Total Deferred Costs, net                                 6,530

  Other Assets                                                               29
                                                                      ---------
                Total Assets                                          $ 213,966
                                                                      =========

Notes:

(1) Segregated cast includes the excess PPA sales proceeds in the amount of $3,273 and funds placed in trust for human resource claims of $708.

(2) Physical inventory count as of 5/31/02. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.

(3) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed. As a result these assets have been fully reserved.


                                  Page 6 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                     Balance Sheet as of 5/31/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

 Liabilities:

         Accounts Payable Trade                                             996
         Accounts Payable Accrual (Prof Fee's)                            3,931
         Senior Secured Notes - Post-Petition Funding                     6,556
         Accrued Expenses (1)                                             5,627
                                                                      ---------

 Total Liabilities:                                                      17,110

 Liabilities Subject to Compromise:
         Notes Payable (Bank Group Line of Credit at 5/31/02) (2)     $ 104,045
         Accounts Payable Trade                                         117,537
         Accrued Expenses                                                24,301
         Accrued Fringes                                                  9,151
         Senior Secured Notes Payable                                   160,535
         Other Long term Liabilities                                     11,301
         Mortgage Loans Payable                                          25,348
         Capitalized Lease Obligations                                    1,339
                                                                      ---------
 Total Liabilities Subject to Compromise:                               453,557

  Stockholders' Equity
         Common Stock                                                     1,605
         Additional paid in capital                                      66,252
         Retained Earnings                                             (197,358)
         Current Earnings                                              (127,200)
                                                                      ---------
                Total Stockholders Equity                              (256,701)

                                                                      ---------
         Total Liabilities and Stockholders Equity                    $ 213,966
                                                                      =========

Notes:

(1)   See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                          Summary of Postpetition Taxes

================================================================================================================================
                                    Beginning Tax  Amount Withheld   Amount Paid     Date Paid (1)     Check No.      Ending Tax
                                      Liability      or Accrued                                        or EFT (1)      Liability
================================================================================================================================
Federal
--------------------------------------------------------------------------------------------------------------------------------
Withholding                           $       --      $105,852        $  105,852       See Notes       See Notes      $       --
--------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                               --        53,217            53,217       See Notes       See Notes              --
--------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                               --        53,217            53,217       See Notes       See Notes              --
--------------------------------------------------------------------------------------------------------------------------------
Unemployment                                  --           902               902       See Notes       See Notes              --
--------------------------------------------------------------------------------------------------------------------------------
Income                                        --            --                --                                              --
--------------------------------------------------------------------------------------------------------------------------------
Other: Corporate (2)                      17,700            --                --                                          17,700
--------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                $   17,700      $213,188        $  213,188                                      $   17,700
================================================================================================================================
State and Local
--------------------------------------------------------------------------------------------------------------------------------
Withholding                           $       --      $ 37,830        $   37,830       See Notes       See Notes      $       --
--------------------------------------------------------------------------------------------------------------------------------
Sales                                         --            --                --                                              --
--------------------------------------------------------------------------------------------------------------------------------
Excise                                        --            --                --                                              --
--------------------------------------------------------------------------------------------------------------------------------
Unemployment                                  --         4,081             4,081       See Notes       See Notes              --
--------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)     4,231,919       538,000         2,968,000                                       1,801,919
--------------------------------------------------------------------------------------------------------------------------------
Personal Property                             --            --                --                                              --
--------------------------------------------------------------------------------------------------------------------------------
Other:                                        --           349               349       See Notes       See Notes              --
--------------------------------------------------------------------------------------------------------------------------------
   Total State and Local              $4,231,919      $580,260        $3,010,260                                      $1,801,919
================================================================================================================================
Total Taxes                           $4,249,619      $793,448        $3,223,448                                      $1,819,619
================================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 5/3/02, 5/10/02, 5/17/02, 5/24/02 and 5/31/02. Outsourced
      third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2)   Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                                 Number of Days Past Due
                                                                   ==================================================
                                                    Current          0 - 30        31 - 60      61 - 90      Over 90        Total
====================================================================================================================================
Accounts Payable                                    $   996,000    $       --    $       --    $     --    $       --    $   996,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                --            --            --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                           196,000       196,000       196,000     196,000     1,035,619      1,819,619
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building (1)                     To Be Determined       --            --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment (1)                    To Be Determined       --            --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments               827,000            --            --          --            --        827,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes - Post-Petition Funding          6,556,000            --                                              6,556,000
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                     3,931,000            --            --          --            --      3,931,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                              1,825,000                                                            1,825,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                      --            --            --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                               155,000       155,000        93,000      49,000       529,000        981,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                  174,431            --            --          --            --        174,431
====================================================================================================================================
Total Postpetition Debts                            $14,660,431    $  351,000    $  289,000    $245,000    $1,564,619    $17,110,050
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


                                  Page 8 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                  Accounts Receivable Reconciliation And Aging

================================================================================
Accounts Receivable Reconciliation (1)                                Amount
================================================================================
Total Accounts Receivable at the beginning of the reporting
  period                                                           $ 13,186,220
--------------------------------------------------------------------------------
+ Amounts billed during the period                                    4,421,397
--------------------------------------------------------------------------------
- Amounts collected during the period                                 4,213,780
--------------------------------------------------------------------------------
- Prior period reserve adj                                                   --
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period       $ 13,393,837
================================================================================

================================================================================
Accounts Receivable Aging                                             Amount
================================================================================
0 - 30 days old                                                    $  1,591,024
--------------------------------------------------------------------------------
31 - 60 days old                                                      3,265,241
--------------------------------------------------------------------------------
61 - 90 days old                                                        305,108
--------------------------------------------------------------------------------
91+ days old                                                         31,727,726
--------------------------------------------------------------------------------
Total Accounts Receivable                                            36,889,099
--------------------------------------------------------------------------------
Bad Debt Reserve                                                    (23,495,262)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                          $ 13,393,837
================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                  Page 9 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 5/01/02 - 5/31/02

                              Debtor Questionnaire

================================================================================
Must be completed each month                                          Yes    No
================================================================================
1.    Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
      explanation below.                                                     X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
      provide an explanation below.                                          X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If no,
      provide an explanation below.                                          X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide an
      explanation below.                                               X
--------------------------------------------------------------------------------

Notes:

The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


                                  Page 10 of 10
6/26/2002           Unaudited -- Subject to Material Change         Form MOR - 5
                                                                    (continued)

                                                         Case No. 01-10370 et al


                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                        May 1, 2002 through May 31, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of May 1, 2002 through May 31, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. On May 31 American Tissue Inc. completed the sale of substantially all the assets of its Debtor subsidiaries American Tissue-New Hampshire Electric, Inc, Berlin Mills Railway, Inc., Landfill of America LLC, Railway of America LLC, and Pulp & Paper of America LLC for $31,500,000.

                    Unaudited -- Subject to Material Change


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

                                                         Case No. 01-10370 et al

5. Subsequent to the filing of the American Tissue Inc. MOR for the period from May 1, 2002 through May 31, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the period from May 1, 2002 through May 31, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

6. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending April 30,
      2002):

                                                                 ($000s)
                                                                --------
        Notes Payable (Bank Group Line of Credit @ 5/31/02)     $104,045
        Accounts Payable - Trade                                 117,537
        Accrued Expenses                                          24,301
        Accrued Fringes                                            9,151
        Senior Secured Notes payable                             160,535
        Other Long Term Liabilities                               11,301
        Mortgage Loans Payable                                    25,348
        Capitalized Lease Obligations                              1,339
                                                                --------
        TOTAL                                                   $453,557
                                                                ========

                    Unaudited -- Subject to Material Change


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